Filed pursuant to Rule 497(e)
File Nos. 033-73792 and 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

Supplement to the Prospectus (Original Shares, Institutional Shares and Class A Shares),
dated July 31, 2015

For the Shareholders of Each Fund:

Manning & Napier Inc. (NYSE: MN) (“Manning & Napier”) has agreed to acquire a majority interest in Rainier Investment Management, LLC (“Rainier”), the investment adviser to the Rainier Funds.  The transaction, which is expected to close in the first half of 2016, is subject to customary regulatory approvals and closing conditions.

It is anticipated that the Board of Trustees of the Trust will call one or more special meetings of shareholders to approve proposals related to the transaction.  Shareholders of a Fund will be sent proxy materials for their review and consideration in connection with the special meeting of shareholders applicable to that Fund.

For the Shareholders of the Rainier International Discovery Fund only:

The following language is added to the section entitled “Description of Share Classes” immediately under the heading “Front End and Contingent Deferred Sales Charge Reductions” to replace and expand the list under the first bullet point:

The following investors and investments are not subject to an initial sales charge and, to the extent that a commission was paid in connection with the investment, contingent deferred sales charge, if determined eligible by the Fund or its designee:

•
Employee benefit plans, retirement plans or charitable accounts offered through financial intermediaries or other service providers than have entered into arrangements with the Fund for such purchases.

January 25, 2016

Filed pursuant to Rule 497(e)
File Nos. 033-73792 and 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

Rainier Large Cap Equity Fund
Rainier Mid Cap Equity Fund
Rainier Small/Mid Cap Equity Fund
Rainier Intermediate Fixed Income Fund
Rainier High Yield Fund
Rainier International Discovery Fund

Supplement to each Fund’s Summary Prospectus (Original Shares, Institutional Shares
and Class A Shares), dated July 31, 2015

Before you invest, you may want to review the applicable Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.rainierfunds.com/LiteratureAndForms/pages/LitandFormsInd.aspx. You may also obtain this information at no cost by calling 1-800-248-6314. Each Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2015, are incorporated by reference into the Summary Prospectus.

For the Shareholders of Each Fund:

Manning & Napier Inc. (NYSE: MN) (“Manning & Napier”) has agreed to acquire a majority interest in Rainier Investment Management, LLC (“Rainier”), the investment adviser to the Rainier Funds.  The transaction, which is expected to close in the first half of 2016, is subject to customary regulatory approvals and closing conditions.

It is anticipated that the Board of Trustees of the Trust will call one or more special meetings of shareholders to approve proposals related to the transaction.  Shareholders of a Fund will be sent proxy materials for their review and consideration in connection with the special meeting of shareholders applicable to that Fund.

January 25, 2016